Escrow Reserves	12 Months Ended
Dec. 31, 2023
Escrow Reserves [Abstract]
Escrow Reserves

Note 12 Escrow Reserves

	December 31,	December 31,
	2023	2022
(in U.S. dollars)
Escrow reserves	$794,500	$9,137,605

The reserves are funds deposited with the Lender for capital expenditures, insurance, tax, and production as additional collateral for the loan obtained in relation to the purchase of the new facility in Chattanooga, Tennessee. Reserves are released as the conditions of the loan are satisfied. All conditions are expected to be satisfied within 12 months from the balance sheet date.

During the year and in accordance with all applicable loan conditions, the Company received the remaining disbursement of the capital expenditure and earnout reserves as the scheduled capital expenditure work was completed, installed, and being utilized by the Company in the ordinary course of business.